UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM N-CSR

__________________________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

5901 College Boulevard, Suite 400, Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

Matthew G.P. Sallee
5901 College Boulevard, Suite 400, Overland Park, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2026

Item 1.       Report to Stockholders.

(a) Report pursuant to Rule 30e-1

Semi-Annual Report | May 31, 2026

2026 Semi-Annual Report
Closed-End Fund

Electrification Infrastructure Focused

Tortoise Energy Infrastructure Corp. (TYG)

www.tortoisecapital.com

Tortoise
2026 Semi-Annual Report to Stockholders

Letter to Stockholders	1
Fund Focus	2
Financial Statements	5
Notes to Financial Statements	14
Additional Information	26

Fund Portfolio
Name/Ticker	Primary focus	Structure	Total Assets ($ millions)(1)	Portfolio mix by asset type(1)	Portfolio mix by structure(1)
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Electrification	Regulated investment company	$1,374.5

(1)  As of 5/31/2026

Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Tortoise 2026 Semi-Annual Report to TYG Stockholders

Fund Overview

Tortoise Energy Infrastructure Corp. (TYG) remains focused on providing diversified exposure to the essential infrastructure supporting growing energy and power demand. During the period, TYG announced a rights offering designed to provide existing stockholders the opportunity to invest additional capital at a discount to market price while increasing the Fund’s ability to capitalize on the growing opportunity set across energy and power infrastructure.

We believe the investment outlook remains compelling, supported by several long-term secular trends, including rising electricity demand driven by artificial intelligence (AI) and data center development, electrification, and growing domestic and international demand for natural gas and liquefied natural gas (LNG). Additional capital raised through the offering is expected to enhance the Fund’s ability to pursue these opportunities while improving scale, liquidity and operating efficiency.

Today, TYG provides diversified exposure across power infrastructure and natural gas-oriented assets, with approximately 40% invested in power infrastructure and the remainder allocated across natural gas transportation and storage, liquids infrastructure, local gas distribution and other essential energy assets. As a result, the Fund’s return profile is driven primarily by regulated and volume-based business models tied to electricity and natural gas demand, making crude oil prices less significant to overall performance. We believe the portfolio is well positioned to benefit from long-term structural growth trends while continuing to pursue attractive current income and total return for stockholders.

For the six-month fiscal period ended May 31, 2026, the Fund generated market-based and NAV-based total returns of 6.1% and 7.3% respectively, including the reinvestment of distributions. Over the same period, the Tortoise Decarbonization Infrastructure Index returned 7.9%.

Market Overview

Stock performance across energy infrastructure and power sectors diverged during the six-month fiscal period ended May 31, 2026. Energy infrastructure, as measured by the Alerian Midstream Energy Index, advanced 20.3%, while utilities declined 0.5%, as measured by the S&P 500 Utilities Sector Index.

Midstream equities benefited from strengthening investor conviction in the strategic importance of U.S. energy supply amid heightened geopolitical tensions and the conflict in Iran. Supportive fundamentals for natural gas also continued to underpin the sector, driven by growing power generation demand and the ongoing expansion of U.S. LNG export capacity. Utilities, by contrast, faced headwinds from rising interest rates, with the 10-year U.S. Treasury yield increasing from 4.02% to 4.50% during the period. Higher rates weighed on the traditionally interest-rate-sensitive utility sector, offsetting otherwise favorable long-term fundamentals tied to electrification, data center growth, and increasing power demand.

At a fundamental level, North American energy infrastructure equities remained well supported during the fiscal period despite commodity price volatility. Operators generally delivered favorable 2026 financial guidance, reflecting confidence in volume growth, disciplined capital investment, and healthy end-market demand. The continued expansion of U.S. LNG export capacity provided an important source of growth, with exports reaching a record 18.5 billion cubic feet per day (Bcf/d) in March 2026, up from 14.7 Bcf/d in March 2025.

Dividend growth remained a cornerstone of the sector’s investment appeal, while share repurchases provided an additional avenue for capital return. Robust free cash flow largely funded capital expenditures resulting in negligible capital markets issuance. At the same time, attractive organic growth opportunities reduced the need for acquisitions, leading to muted mergers and acquisitions (M&A) activity.

Market dynamics for natural gas infrastructure continued to improve as growing demand from data centers, electrification, LNG exports, and broader economic growth supported the need for additional pipeline capacity. Many operators responded by advancing expansion projects to connect growing natural gas supplies with utilities and export facilities. Together, these trends reinforced the long-term attractiveness of energy infrastructure assets and supported a constructive outlook for the sector.

The outlook for U.S. utility and power equities remained constructive during the fiscal period, supported by strong earnings growth and favorable long-term demand trends. Electricity consumption continued to reach record levels, driven by the rapid expansion of AI-intensive data centers, broader electrification of the economy, and the reshoring of industrial activity. These trends increased utility load growth expectations and prompted many companies to raise capital investment plans to meet growing demand while maintaining a focus on customer affordability.

Regulated utilities benefited from continued rate base expansion and constructive regulatory outcomes in key jurisdictions. Importantly, earnings growth expectations moved higher across much of the sector, with many utilities now targeting annual earnings-per-share growth exceeding 9%. At the same time, visibility into that growth extended, with many companies providing investment and earnings outlooks that moved beyond 2030. Independent power producers with direct exposure to rising power demand and power prices also remained well positioned to benefit from these trends. Together, these dynamics reinforced confidence in the sector’s long-term growth prospects despite a more challenging interest rate environment.

Outlook

We believe the investment opportunity across energy and power infrastructure remains compelling. Long-term demand growth driven by AI, data centers, electrification, and expanding natural gas and LNG markets continues to support investment across the energy value chain. With diversified exposure to these themes and a disciplined investment approach, TYG is well positioned to capitalize on these opportunities while continuing to pursue meaningful current income and long-term total return for stockholders.

(unaudited)
Tortoise Capital	1

Tortoise Energy Infrastructure Corp. (TYG)

Fund description

Tortoise Energy Infrastructure Corp. (TYG) seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of energy and power infrastructure companies. The Fund is positioned to benefit from growing energy and power demand. These companies process, store, distribute and market natural gas, natural gas liquids, refined products and crude oil as well as generate, transport and distribute electricity.

2026 fiscal year to date summary
Monthly distributions paid per share	$0.4750
Distribution rate (as of May 31, 2026)	13.0%
Year-over-year distribution increase	30.1%
Cumulative distributions paid per share to stockholders since inception in February 2004	$54.1675
Market-based total return	6.1%
NAV-based total return	7.3%
Premium (discount) to NAV (as of May 31, 2026)	(6.2)%

Key asset performance drivers

Top five contributors	Company type
Targa Resources Corp.	Natural gas infrastructure
The Williams Companies, Inc.	Natural gas infrastructure
Plains GP Holdings LP	Liquids infrastructure
Energy Transfer LP	Natural gas infrastructure
Western Midstream Partners LP	Natural gas infrastructure
Bottom five contributors	Company type
Fermi Inc.	Data center infrastructure
Constellation Energy Corporation	Power and renewables infrastructure
NRG Energy, Inc.	Power and renewables infrastructure
Renewable Holdco, LLC	Power and renewables infrastructure
Vistra Corp.	Power and renewables infrastructure

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal period.

(unaudited)
2	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Tortoise Energy Infrastructure Corp. (TYG) (continued)

Value of $10,000 vs. Tortoise Energy Infrastructure Corp. – Market (unaudited)
From May 31, 2016 through May 31, 2026

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2026

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Tortoise Energy Infrastructure Corp. – NAV	17.37%	23.53%	16.68%	0.13%	4.68%
Tortoise Energy Infrastructure Corp. – Market	21.75%	30.00%	20.62%	-0.22%	4.16%
S&P 500® Index	29.78%	23.61%	14.15%	15.65%	10.96%
Tortoise MLP Index®	21.42%	22.59%	20.33%	10.00%	10.14%
Tortoise Decarbonization Infrastructure IndexSM(2)	17.94%	20.56%	N/A	N/A	N/A

(1)  Inception date of the Fund was February 25, 2004.

(2)  The Tortoise Decarbonization Infrastructure Index was added to reflect the inclusion of a broader scope of energy infrastructure equities including midstream, utilities, and renewables in TYG effective November 30, 2021.

Performance assumes the reinvestment of capital gains and income distributions. The reinvestment price is deteremined pursuant to the Fund's dividend reinvestment plan.

Fund structure and distribution policy

The Fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the Fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the Fund’s gross income must be from dividends, interest and capital gains. The Fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The Fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The Fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 10% to 15% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. The Fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board.

Leverage

The Fund’s leverage utilization increased $79.7 million during the six months ended Q2 2026, compared to the six months ended Q4 2025, and represented 26.2% of total assets as of May 31, 2026. The increase in leverage primarily reflects the higher utilization of the revolving credit facility as part of the Fund’s ongoing leverage management strategy. At period end, the Fund was in compliance with applicable asset coverage ratios, 54.2% of the leverage cost was fixed, the weighted-average maturity was 2.8 years and the weighted-average annual rate on leverage was 4.83%. These metrics will vary in the future as a result of changing floating rates, utilization of the Fund’s credit facility and as leverage matures or is redeemed. During the period ended May 31, 2026, $12.9 million of Senior Notes were paid in full upon maturity.

Income taxes

As of May 31, 2026, the Fund’s deferred tax liability was $17.6 million. The Fund had no capital loss carryforwards for federal income tax purposes, which can be used to offset future capital gains. To the extent that the Fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, Fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important Fund information.

For further information regarding the Fund’s leverage and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoisecapital.com.

(unaudited)
Tortoise Capital	3

Key Financial Data (Supplemental unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2025				2026
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Selected Financial Information
Distributions paid on common stock	$18,873	$18,873	$18,873	$22,616	$30,103	$30,107
Distributions paid on common stock per share	1.0950	1.0950	1.0950	1.2050	1.4250	1.4250
Total assets, end of period(2)	1,055,150	968,890	1,033,864	1,287,992	1,372,965	1,374,479
Average total assets during period(2)(3)	951,150	1,004,184	1,011,161	1,110,997	1,287,145	1,399,559
Leverage(4)	211,456	185,956	216,649	279,915	280,188	359,608
Leverage as a percent of total assets	20.0%	19.2%	21.0%	21.7%	20.4%	26.2%
Operating expenses before leverage costs and current taxes(5)	1.46%	1.24%	1.63%	1.74%	1.15%	1.08%
Net unrealized appreciation (depreciation), end of period	11,714	15,642	10,958	84,883	203,233	158,451
Net assets, end of period	832,046	772,195	788,805	983,242	1,068,651	991,159
Average net assets during period(6)	776,791	776,922	790,039	846,185	966,915	1,035,245
Net asset value per common share	48.27	44.80	45.77	46.54	50.59	46.91
Market value per share	43.34	40.50	42.63	44.09	49.82	43.99
Shares outstanding (000’s)	17,236	17,236	17,236	21,125	21,125	21,130

(1)  Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.

(2)  Includes deferred issuance and offering costs on senior notes and preferred stock.

(3)  Computed by averaging month-end values within each period.

(4)  Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.

(5)  As a percent of total assets.

(6)  Computed by averaging daily net assets within each period.

(unaudited)
4	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Consolidated Schedule of Investments (unaudited) May 31, 2026
	Shares/Units	Value
COMMON STOCKS — 104.8%
Canada Natural Gas Infrastructure — 2.4%
TC Energy Corp.	354,238	$23,599,336

United States Liquids Infrastructure — 5.8%
Plains GP Holdings LP	2,362,414	57,524,781

United States Natural Gas Infrastructure — 42.5%
Cheniere Energy, Inc.	157,524	35,420,846
DT Midstream, Inc.	254,956	35,688,741
Hess Midstream Partners LP	261,726	9,814,725
ONEOK, Inc.	888,608	74,589,755
Targa Resources Corp.(f)	556,357	141,909,980
The Williams Companies, Inc.	1,569,466	112,044,178
Venture Global, Inc.	995,642	11,987,530
		421,455,755

United States Power Infrastructure — 54.1%
American Electric Power Co., Inc.	193,648	24,529,392
CenterPoint Energy, Inc.	819,396	34,627,675
Clearway Energy, Inc. — Class C	1,140,079	46,925,652
Constellation Energy Corp.	124,615	35,857,966
DTE Energy Co.	142,477	20,355,689
Entergy Corp.	761,857	83,080,506
Evergy, Inc.	442,911	36,336,418
GE Vernova, Inc.	13,128	12,712,105
MasTec, Inc.(f)	33,878	12,818,419
NiSource, Inc.	756,159	34,949,669
NRG Energy, Inc.	243,431	32,639,228
Quanta Services, Inc.	18,285	13,013,983
Sempra Energy	715,150	63,741,320
Solaris Energy Infrastructure, Inc.	157,739	10,969,170
Talen Energy Corp.	95,003	36,747,160
Vistra Corp.	227,360	36,429,893
		535,734,245
TOTAL COMMON STOCKS (Cost $998,293,383)		1,038,314,117

MASTER LIMITED PARTNERSHIPS — 26.8%
United States Liquids Infrastructure — 9.4%
MPLX LP	1,699,601	92,883,195

United States Natural Gas Infrastructure — 17.4%
Energy Transfer LP	3,458,208	66,293,847
Enterprise Products Partners LP	1,476,553	54,322,385
Western Midstream Partners LP	1,215,619	52,113,587
		172,729,819
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $119,212,113)		265,613,014
	Par/Shares	Value
PRIVATE NOTE — 0.3%
Bermuda Renewables Infrastructure — 0.3%
Saturn Solar Bermuda 1 Ltd., 10.00%, 12/31/2026(b)(c) (Cost $2,570,452)	2,400,000	$2,563,680

PRIVATE LIMITED PARTNERSHIP — 5.0%
United States Power Infrastructure — 5.0%
KH Homer City LP(b)(c)	N/A	50,000,000
(Cost $50,000,00)		50,000,000

PRIVATE INVESTMENTS — 1.5%
United States Renewables Infrastructure — 1.5%
Renewable Holdco, LLC(b)(c)(d)	N/A	3,081,078
Renewable Holdco I, LLC(b)(c)(d)	N/A	4,789,091
Renewable Holdco II, LLC(b)(c)(d)	N/A	7,029,188
TOTAL PRIVATE INVESTMENTS (Cost $43,266,417)		14,899,357

SHORT-TERM INVESTMENTS(a)
Money Market Funds — 0.0%(a)
Invesco Government & Agency Portfolio — Institutional Class, 3.55%(e)	428,461	428,461
TOTAL MONEY MARKET FUNDS (Cost $428,461)		428,461

TOTAL INVESTMENTS — 138.4% (Cost $1,213,770,826)		1,371,818,629
Liabilities in Excess of Other Assets — (2.2)%		(21,051,355)
Credit Facility Borrowings — (16.6)%		(164,700,000)
Senior Notes — (12.6)%		(125,003,051)
Mandatory Redeemable Preferred Stock at Liquidation — (7.0)%		(69,905,300)
TOTAL NET ASSETS — 100.0%		$991,158,923

Par amount is in USD unless otherwise indicated.

Percentages are stated as a percent of net assets.

(a)  Represents less than 0.05% of net assets.

(b)  Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $67,463,037 or 6.8% of net assets as of May 31, 2026.

(c)  Restricted Securities have a total fair value of $67,463,037 which represents 6.8% of net assets as of May 31, 2026.

(d)  Deemed to be an affiliate of the Fund.

(e)  The rate shown represents the 7-day annualized yield as of May 31, 2026.

(f)  Held in connection with written option contracts. See Schedule of Written Options for further information.

The accompanying notes are an integral part of these financial statements.
Tortoise Capital	5

Consolidated Schedule of Written Options (unaudited) May 31, 2026
	Notional Amount	Contracts	Value
WRITTEN OPTIONS — (0.0)%(a)
Call Options — (0.0)%(a)(b)(c)
MasTec, Inc., Expiration: 06/18/2026; Exercise Price: $510.00	$(5,032,321)	(133)	$(16,293)
Targa Resources Corp., Expiration: 06/18/2026; Exercise Price: $300.00	(13,238,133)	(519)	(20,760)
TOTAL WRITTEN OPTIONS (Premiums received $115,142)			$(37,053)

Percentages are stated as a percent of net assets.

(a)  Represents less than 0.05% of net assets.

(b)  100 shares per contract.

(c)  Exchange-traded.

The accompanying notes are an integral part of these financial statements.
6	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Statements of Assets & Liabilities May 31, 2026
Tortoise Energy Infrastructure Corp.(1)
Assets
Investments in unaffiliated securities at fair value(2)	$1,356,919,272
Investments in affiliated securities at fair value(3)	14,899,357
Cash(7)	40,188
Dividends, distributions and interest receivable from investments	1,020,749
Income tax receivable	80,308
Prepaid expenses and other assets	1,519,244
Total assets	1,374,479,118
Liabilities
Call options written, at fair value(4)	37,053
Payable to Adviser	2,191,611
Accrued expenses and other liabilities	4,471,490
Deferred tax liability	17,618,173
Credit facility borrowings	164,700,000
Senior notes, net(5)	124,538,258
Mandatory redeemable preferred stock, net(6)	69,763,610
Total liabilities	383,320,195
Net assets applicable to common stockholders	$991,158,923
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$21,130
Additional paid-in capital	868,042,524
Total distributable accumulated earnings	123,095,269
Net assets applicable to common stockholders	$991,158,923

Capital shares:
Authorized	100,000,000

Outstanding	21,129,595

Net Asset Value per common share outstanding (net assets applicable to common stock, divided by common shares outstanding)	$46.91

(1) Consolidated Statement of Assets and Liabilities (See Note 13 to the financial statements for further disclosure).
(2) Investments in unaffiliated securities at cost	$1,170,504,409
(3) Investments in affiliated securities at cost	$43,266,417
(4) Call options written, premiums received	$115,142
(5) Deferred debt issuance and offering costs	$464,793
(6) Deferred offering costs	$141,690
(7)	Reflects cash held at TEAF Solar Holdco, LLC at the end of the period. See Note 13 to the financial statements for additional information.
See accompanying Notes to Financial Statements.
Tortoise Capital	7

Statements of Operations For the period ended May 31, 2026
Tortoise Energy Infrastructure Corp.(1)
Investment Income
Distributions from master limited partnerships	$10,753,482
Dividends and distributions from common stock	14,195,594
Dividends and distributions from affiliated investments	450,368
Less return of capital on distributions(2)	(16,516,703)
Less foreign taxes withheld	(119,408)
Net dividends and distributions from investments	8,763,333
Interest income	136,247
Other income	1,577,756
Total Investment Income	10,477,336
Operating Expenses
Advisory fees	6,192,848
Administrator fees	164,895
Professional fees	562,186
Directors fees	173,625
Stockholder communication expenses	49,835
Compliance Fees	33,080
Custodian fees and expenses	26,026
Fund accounting fees	41,081
Registration fees	21,148
Stock transfer agent fees	44,535
Other operating expenses	168,469
Total Operating Expenses	7,477,728
Leverage Expenses
Interest expense	5,636,216
Distributions to mandatory redeemable preferred stockholders	1,532,947
Amortization of debt issuance costs	202,171
Other leverage expenses	92,550
Total Leverage Expenses	7,463,884
Total Expenses	14,941,612
Net Investment Income (Loss)	(4,464,276)

(1)  Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).

(2)  Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.
8	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Statements of Operations (continued) For the period ended May 31, 2026
Tortoise Energy Infrastructure Corp.(1)
Realized and Unrealized Loss on Investments and Foreign Currency
Net realized gain (loss) on investments in unaffiliated securities	$(3,811,994)
Net realized gain on written options	1,488,990
Net realized gain (loss) on foreign currency and translation of other assets and liabilities denominated in foreign currency	(19,683)
Net realized gain (loss), before income taxes	(2,342,687)
Deferred tax benefit (expense)	1,440,495
Current tax benefit (expense)	(314,061)
Income tax expense, net	1,126,434
Net realized gain (loss)	(1,216,253)
Net change in unrealized appreciation (depreciation) of investments in unaffiliated securities	97,474,444
Net change in unrealized appreciation (depreciation) of investments in affiliated securities	(24,211,929)
Net change in unrealized appreciation (depreciation) of options	302,909
Net change in unrealized appreciation (depreciation) of other assets and liabilities due to foreign currency translation	1,012
Net unrealized appreciation (depreciation)	73,566,436
Net Realized and Unrealized Gain (Loss)	72,350,183
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	$67,885,907

(1)  Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.
Tortoise Capital	9

Statements of Changes in Net Assets
	Tortoise Energy Infrastructure Corp.(1)
	Six Months Ended May 31, 2026	Year Ended November 30, 2025
Operations
Net investment income (loss)	$(4,464,276)	$(23,040)
Net realized gain (loss)	(1,216,253)	(33,193,641)
Net unrealized appreciation (depreciation)	73,566,436	52,572,499
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	67,885,907	19,355,818
Distributions to Common Stockholders
From distributable earnings	(51,153,084)	(2,644,970)
From return of capital	(9,056,910)	(76,590,469)
Total distributions to common stockholders	(60,209,994)	(79,235,439)
Capital Stock Transactions
Issuance of 6,470,738 common shares in connection with the merger with Tortoise Midstream Energy Fund, Inc. (“NTG”)	$—	$301,535,343
Issuance of 3,889,002 common shares in connection with the merger with Tortoise Sustainable & Social Impact Term Fund (“TEAF”)	—	182,247,564
Issuance of common shares from reinvestment of distributions to stockholders	240,981	—
Net increase (decrease) in net assets applicable to common stockholders from capital stock transactions	240,981	483,782,907
Total increase (decrease) in net assets applicable to common stockholders	7,916,894	423,903,286
Net Assets
Beginning of year	983,242,029	559,338,743
End of period	$991,158,923	$983,242,029
Transactions in common shares
Shares outstanding at beginning of year	21,124,673	10,764,933
Shares issued through reinvestment of distributions	4,922	—
Shares issued in connection with NTG merger	—	6,470,738
Shares issued in connection with TEAF merger	—	3,889,002
Shares outstanding at end of period	21,129,595	21,124,673

(1)  Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.
10	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Statements of Cash Flows For the period ended May 31, 2026
Tortoise Energy Infrastructure Corp.(1)
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$26,117,328
Purchases of long-term investments	(405,387,834)
Proceeds from sales of long-term investments	371,098,842
Sales (purchases) of short-term investments, net	22,154
Call options written, net	1,467,592
Other income received	1,577,756
Interest expense paid	(5,259,760)
Distributions to mandatory redeemable preferred stockholders	(1,246,405)
Other leverage expenses paid	(492,500)
Operating expenses paid	(8,208,606)
Net cash provided by (used in) operating activities	(20,311,433)
Cash Flows From Financing Activities
Advances (payments) on credit facilities, net	92,600,000
Repayment of senior notes	(12,906,668)
Debt issuance costs	(25,000)
Distributions paid to common stockholders	(59,969,013)
Net cash provided by (used in) financing activities	19,699,319
Net change in cash	(612,114)
Cash — beginning of period	652,302
Cash — end of period	$40,188

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities
Net increase in net assets applicable to common stockholders resulting from operations	67,885,907
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(405,387,834)
Proceeds from sales of long-term investments	371,098,842
Sales (purchases) of short-term investments, net	22,154
Call options written, net	1,369,259
Return of capital on distributions received	16,516,703
Net unrealized (appreciation) depreciation	(73,566,436)
Net realized (gain) loss	2,342,687
Amortization of debt issuance costs	202,171
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	701,045
(Increase) decrease in income tax receivable	314,061
(Increase) Decrease in receivable for premiums on options written	98,333
(Increase) decrease in prepaid expenses and other assets	(1,030,684)
Increase (decrease) in payable to Adviser, net of fees waived	92,314
Increase (decrease) in deferred tax liability	(1,440,495)
Increase (decrease) in accrued expenses and other liabilities	470,540
Total adjustments	(88,197,340)
Net cash provided by (used in) operating activities	$(20,311,433)

(1)  Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.
Tortoise Capital	11

Financial Highlights
	Six Months Ended May 31, 2026	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021
Per Common Share Data(1)
Net Asset Value, beginning of the year	$46.54	$51.96	$35.35	$39.41	$33.54	$25.42
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.21)	(0.00)	0.14	0.30	0.12	(0.45)
Net realized and unrealized gain (loss)(2)	3.43	(0.93)	19.45	(1.52)	8.59	10.04
Total income (loss) from investment operations	3.22	(0.93)	19.59	(1.22)	8.71	9.59
Distributions to Common Stockholders(9)
Net investment income	$(2.42)	$(0.15)	$(0.45)	$(1.65)	$—	$—
From return of capital	(0.43)	(4.34)	(2.53)	(1.19)	(2.84)	(1.47)
Total distributions to common stockholders	(2.85)	(4.49)	(2.98)	(2.84)	(2.84)	(1.47)
Net Asset Value, end of period	$46.91	$46.54	$51.96	$35.35	$39.41	$33.54
Per common share market value, end of period	$43.99	$44.09	$46.00	$28.11	$33.54	$27.27
Total investment return based on market value(3)(4)	6.08%	6.37%	77.89%	(7.77)%	33.82%	50.27%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$991,159	$983,242	$559,339	$380,497	$446,618	$400,044
Average net assets (000’s)	$1,001,456	$797,465	$432,104	$407,705	$438,035	$403,236
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.24%	1.20%	1.20%	1.24%	1.25%	1.18%
Other operating expenses	0.26	0.75	0.49	0.51	0.24	0.29
Total operating expenses	1.50	1.95	1.69	1.75	1.50	1.47
Leverage expenses	1.49	1.18	1.13	1.29	1.18	1.32
Income tax expense (benefit)(6)	(0.23)	2.40	0.08	(3.30)	2.02	9.06
Total expenses	2.76%	5.53%	2.90%	(0.26)%	4.70%	11.85%
See accompanying Notes to Financial Statements.
12	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026

	Six Months Ended May 31, 2026	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021
Ratio of net investment income (loss) to average net assets	(0.89)%	(0.00)%	0.34%	0.82%	0.32%	(1.35)%
Portfolio turnover rate	51.57%	127.40%	219.29%	41.98%	73.84%	65.30%
Credit facility borrowings, end of period (000’s)	$164,700	$72,100	$41,200	$7,300	$30,700	$19,200
Senior notes, end of period (000’s)	$125,003	$137,910	$50,333	$64,853	$81,632	$83,893
Preferred stock, end of period (000’s)	$69,905	$69,905	$35,661	$35,661	$35,661	$32,300
Per common share amount of senior notes outstanding, end of period	$5.92	$6.53	$4.68	$6.02	$7.20	$7.03
Per common share amount of net assets, excluding senior notes, end of period	$52.83	$53.07	$56.64	$41.37	$46.61	$40.57
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(7)	$4,663	$6,015	$7,500	$6,768	$5,293	$5,194
Asset coverage ratio of senior notes and credit facility borrowings(7)	466%	601%	750%	677%	529%	519%
Asset coverage, per $10 liquidation value per share of mandatory redeemable preferred stock(8)	$38	$45	$54	$45	$40	$40
Asset coverage ratio of preferred stock(8)	376%	451%	540%	453%	402%	395%

(1)  Information presented based on average shares of common stock outstanding for the entire period.

(2)  The per common share data for the years ended November 30, 2025, 2024, 2023, 2022, and 2021 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)  Not annualized for periods less than one full year.

(4)  Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at dividend reinvestment prices pursuant to TYG's dividend reinvestment plan.

(5)  Annualized for periods less than one full year.

(6)  For the period ended May 31, 2026, TYG accrued $1,440,495 for net deferred income tax benefit, and $314,061 for current income tax expense. For the year ended November 30, 2025, TYG accrued $19,058,668 for net deferred income tax expense, and $96,984 for current income tax expense. For the year ended November 30, 2024, TYG accrued $344,744 for current tax benefit. For the year ended November 30, 2023, TYG accrued $13,467,645 for current tax benefit. For the year ended November 30, 2022, TYG accrued $8,864,115 for current tax expense. For the year ended November 30, 2021, TYG accrued $36,546,777 for current income tax expense.

(7)  Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the period.

(8)  Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the year.

(9)  The final character of distributions for the period ended May 31, 2026 will be determined after the end of the fiscal year and may differ from the amounts presented above based on the Fund's results of operations during the remainder of the fiscal year.

See accompanying Notes to Financial Statements.
Tortoise Capital	13

Notes to Financial Statements (unaudited)
May 31, 2026

1. General Organization

Tortoise Energy Infrastructure Corp. (“TYG”) is listed on the New York Stock Exchange (“NYSE”). The company is referred to as the “Fund” or by its respective NYSE symbols, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). TYG has a primary investment objective to seek a high level of total return with an emphasis on current distributions.

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation

In general, and where applicable, the Fund uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Fund primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Fund values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Fund’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Options (including options on futures contracts) and futures contracts are valued using readily available market quotations. Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If there are no sales reported on any exchange, exchange-traded options shall be valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. Exchange-traded domestic futures contracts are valued at the last reported sale price on the Chicago Mercantile Exchange. Exchange-traded foreign futures contracts are valued at the last reported sale price on the primary foreign exchange on which they principally trade. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

14	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Notes to Financial Statements (unaudited) (continued)

The Fund generally values debt securities at evaluated prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates fair value. The securities are categorized as level 2 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Fund’s investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of May 31, 2026. These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock	$1,038,314,117	$—	$—	$1,038,314,117
Master Limited Partnerships	265,613,014	—	—	265,613,014
Private Limited Partnership	—	—	50,000,000	50,000,000
Private Investments	—	—	14,899,357	14,899,357
Private Note	—	—	2,563,680	2,563,680
Short-Term Investment(a)	428,461	—	—	428,461
Total Assets	$1,304,355,592	$—	$67,463,037	$1,371,818,629

Liabilities
Written Call Options	$—	$(37,053)	$—	$(37,053)

(a)  Short-term investment is a sweep investment for cash balances.

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended May 31, 2026:

Private Limited Partnership	TYG
Balance — beginning of year	$—
Purchases	50,000,000
Return of capital	—
Sales	—
Total realized gain/loss	—
Change in unrealized gain/loss	—
Balance — end of period	$50,000,000
Private Investments	TYG
Balance — beginning of year	$27,634,367
Purchases	1,090,000
Return of capital	1,064,955
Sales	(1,896,290)
Total realized gain/loss	(7,153,710)
Change in unrealized gain/loss	(7,871,527)
Balance — end of period	$14,899,357
Tortoise Capital	15

Notes to Financial Statements (unaudited) (continued)

Private Note	TYG
Balance — beginning of year	$2,542,800
Purchases	—
Return of capital	—
Sales	—
Total realized gain/loss	—
Change in unrealized gain/loss	20,880
Balance — end of period	$2,563,680
TYG
Change in unrealized gain/loss on investments still held at May 31, 2026	$(5,850,647)

TYG owns a limited partnership interest in KH Homer City, LP (“Homer City”). The investment was acquired in April 2026. As of the measurement date, May 31, 2026, sufficient information to estimate the fair value of the investment was not available, including the partnership's initial capital account statement or other valuation information. Accordingly, management determined that the transaction price represented the best estimate of fair value at period end. The investment will be reassessed as additional information becomes available in future reporting periods.

TYG wholly owns private investments in Renewable Holdco, LLC, Renewable Holdco I, LLC, and Renewable Holdco II, LLC. The fair value of these holdings is estimated using a weighted combination of the discounted cash flow model and market approach. The market approach was incorporated into the valuation methodology due to an ongoing sale process for the underlying assets, providing an additional observable indication of value to support the fair value measurement. Unobservable inputs used within the discounted cash flow models include the weighted average cost of capital. An increase (decrease) in the weighted average cost of capital would result in a corresponding decrease (increase) in the estimated fair value of the private investments.

TYG owns a private note in Saturn Solar Bermuda 1, Ltd (“Saturn”). Under the terms of the note, Saturn pays interest monthly at an annual rate of 10%. A discounted cash flows model is being utilized to determine fair value of the private note. Unobservable inputs used to determine the discount rate include a risk spread based on similar projects and an illiquidity spread due to the note being issued in the private market. An increase (decrease) in the risk spread or illiquidity spread would lead to a corresponding decrease (increase) in fair value of the note.

The following tables summarize the fair value and significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of May 31, 2026:

Assets at Fair Value	TYG
Private Limited Partnership	$50,000,000
Private Investments	$14,899,357
Private Note	$2,563,680
Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Private Limited Partnership (KH Homer City LP):	Recent transaction	Purchase price	$50,000,000
Private Investment (Renewable Holdco, LLC):	Market approach	Indicative bids	$3,080,000
Private Investment (Renewable Holdco I, LLC):
	Discounted cash flow model	Contracted weighted average cost of capital	8.00%
	Discounted cash flow model	Post-contracted weighted average cost of capital	9.75%
	Market approach	Indicative bids	$3,590,000
Private Investment (Renewable Holdco II, LLC):
	Discounted cash flow model	Contracted weighted average cost of capital	8.50%
	Discounted cash flow model	Post-contracted weighted average cost of capital	9.75%
	Market approach	Indicative bids	$6,330,000
Private Note (Saturn Solar Bermuda 1 Ltd.):
	Discounted cash flow model	Risk spread	1.7500%
	Discounted cash flow model	Illiquidity spread	1.7255%

C. Securities Transactions and Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Discounts and premiums on fixed income securities are amortized or accreted over the life of the respective securities using the effective interest method. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally

16	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Notes to Financial Statements (unaudited) (continued)

are comprised of ordinary income and return of capital. The Fund estimates the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Fund.

Subsequent to November 30, 2025, the Fund reallocated the amount of return of capital recognized for the period from December 1, 2024 through November 30, 2025 based on the 2025 tax reporting information received. The impact of this reclass is an increase to return of capital by approximately $3,144,632.

In addition, the Fund may be subject to withholding taxes on foreign-sourced income. The Fund accrues such taxes when the related income is earned in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

D. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Fund translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Fund does not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation

The Fund qualifies as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. However, TYG’s taxable subsidiary, created to hold certain investments, is generally subject to federal and state income taxes on its income. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense.

As of May 31, 2026, TYG had no uncertain tax positions, and no penalties or interest was accrued. The Fund does not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended November 30, 2022 through 2025 remain open to examination by federal and state tax authorities.

F. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Fund may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As a RIC, TYG intends to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TYG may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Fund may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

Distributions to stockholders for the year ended November 30, 2025 were characterized as follows:

	Common	Preferred
Qualified dividend income	3%	100%
Ordinary dividend income	—	—
Return of capital	97%	—
Long-term capital gain	—	—

* For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.
Tortoise Capital	17

Notes to Financial Statements (unaudited) (continued)

G. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are deferred and amortized over the period the debt or MRP Stock is outstanding. For TYG, $25,000 of debt issuance costs were recorded through May 31, 2026.

H. Derivative Financial Instruments

The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Fund does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG may seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Segment Reporting

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Chief Compliance Officer at the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

L. Income Tax Disclosures

Management has evaluated the impact of adopting ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, on the Fund's financial statements and disclosures and determined there is no material impact for the Fund.

3. Risks and Uncertainties

TYG concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Fund has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Fund pays the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are

18	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Notes to Financial Statements (unaudited) (continued)

expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of May 31, 2026 are 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as each Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.03% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

It is the intention of TYG to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements, except as it relates to the conversion transaction (discussed below) and TYG’s taxable subsidiary created to make and hold certain investments is generally subject to federal and state income taxes on its income.

For the period ended May 31, 2026, TYG has a net current tax benefit (expense) of $(314,061), relating to prior periods in which it was a C Corporation (TYG: $0), and built-in gains taxes related to the conversion transaction (TYG: $314,061). TYG is expected to be subject to federal income tax on any built-in gains recognized related to the conversion transaction (as described below) during its fiscal year ending November 30, 2026, but does not expect to be subject to excise tax during calendar year ending December 31, 2026.

For the period ended May 31, 2026, TYG has a consolidated net, deferred tax liability of $17,618,173, related to unrecognized built-in gains from the conversion transaction and $0 related to the investment activities of its taxable subsidiary. The deferred tax liability includes, any unrecognized built-in gains that were acquired as a result of the merger in with NTG December 2024. If TYG recognizes any of the built-in gains related to the conversion transaction, it may be subject to corporate-level tax through the recognition period (described below).

Income taxes relating to prior periods in which TYG was subject to tax as C Corporation is being calculated by applying the federal rate of 21%. Income taxes related to TYG’s taxable subsidiary are computed by applying the federal statutory rate plus a blended state income tax rate total 24.96%.

As part of the conversion transaction, TYG may be subject to corporate level-tax on the net unrecognized built-in gains inherent on the conversion date recognized during the subsequent 5-year period which ends November 30, 2027 (“the recognition period”). The conversion transaction requires TYG to track built-in gains throughout the recognition period and potentially pay a corporate-level tax on any built-in gains recognized. During the recognition period, tax is imposed on the lesser of the net built-in gain recognized, the taxable income as if the Fund were a corporation or the net unrealized built-in gain at the conversion date. If the unrecognized built-in gains are recognized in the recognition period, the Fund calculates tax based on the lesser of these three calculations. It is possible that the sale of the conversion property will not result in a current tax liability. Therefore, each year during the recognition period, TYG will determine if any of these built-in gains have been recognized and calculate tax accordingly. If a tax liability is generated, TYG will record the current tax liability and current tax expense in the period in which it is incurred. After the recognition period has ended, any built-in gains recognized will no longer be subject to corporate-level tax.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. The difference between the financial reporting basis and the tax basis of the investment in the MLP investments (i.e., the outside basis difference) may create a taxable temporary difference or a deductible temporary difference. In measuring and determining the character of the tax consequences of the outside basis differences in its MLP investments, TYG considers the expected types of taxable or deductible amounts in future years and has concluded that the nature of the outside basis differences are capital in character because TYG does not have the ability to control the MLPs’ investment, distribution, or allocation decisions and, therefore, expect to recover the outside basis differences upon disposal of the interests in the MLPs, which are considered capital assets in accordance with the tax law. The conversion transaction does not impose or trigger a sale of securities held by TYG as of the conversion date. TYG does not estimate or forecast future events, including the potential recharacterization of capital gains as ordinary income associated with selling MLP investments when evaluating their deferred income taxes. The sale of MLP units typically results in the recognition of a capital gain or loss. In accordance with the tax law, a portion of any gain or loss recognized by TYG may be recharacterized as ordinary income (“recapture”) to the extent attributable to assets of the MLP that give rise to depreciation recapture in the recognition period. Any such gain may exceed the net taxable gain realized on the sale and will be recognized regardless of whether there is a net taxable gain or loss on the sale of such unit. TYG will record any current and deferred taxes as appropriate.

Tortoise Capital	19

Notes to Financial Statements (unaudited) (continued)

Components of TYG’s deferred tax assets and liabilities as of May 31, 2026 are as follows:

Deferred tax assets:
Capital loss carryforwards	$—
Deferred tax liabilities:
Net unrealized gain on investment securities	17,618,173
17,618,173
Total net deferred tax liability (asset)	$17,618,173

As of May 31, 2026, as it relates to TYG’s taxable subsidiary, a valuation allowance on deferred tax assets was necessary because TYG believes it is not more likely than not that it will be able to realize its deferred tax assets through future taxable income. TYG has recorded a valuation allowance of $5,945,471. Any adjustments to TYG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for TYG’s taxable subsidiary differs from the amount computed by applying the federal statutory income tax rate of 21% to net income for the period ended May 31, 2026, as follows:

Application of Statutory Income tax rate	$(1,007,718)
State Income taxes, net of federal tax effect	(189,888)
Permanent differences	4,479
Change in valuation allowance	1,193,127
Total income tax benefit	$—

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions, book/tax differences from underlying investments and the timing of recognition of gains or losses on investments. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.

The tax character of distributions paid to stockholders for the period ended May 31, 2026 and year ended November 30, 2025 was as follows:

Period Ended May 31, 2026
	Common(1)(2)	Preferred(1)(2)
Ordinary income	$51,153,084	$1,246,405
Return of capital	9,056,910	0
Total distributions	$60,209,994	$1,246,405
Year Ended November 30, 2025
	Common(1)	Preferred(1)
Ordinary income	$2,644,970	$1,494,929
Return of capital	76,590,469	—
Total distributions	$79,235,439	$1,494,929

(1)  For federal income tax purposes, the amount and character of distributions are reported on a calendar year basis and will differ from amount presented above. Shareholders should use federal Form 1099 in computing their income tax liabilities and filing their tax returns.

(2)  The final character of distributions for the period ended May 31, 2026 will be determined after the end of the fiscal year.

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Unrealized appreciation (depreciation)	$147,299,224
Capital loss carryforwards	(33,215,076)
Undistributed ordinary income	—
Other temporary differences	(7,721,702)
Accumulated earnings (deficit)	$106,362,446
20	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Notes to Financial Statements (unaudited) (continued)

As of November 30, 2025, for federal income tax purposes, TYG had capital loss carryforwards of approximately $33,000,000, which includes the capital loss carryforwards inherited as a result of the merger with Tortoise Sustainable and Social Impact Term Fund. TYG has a short-term carryforward of $26,182,659 and a long-term carryforward of $7,032,417. The capital loss carryforwards inherited as a result of the merger may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are further subject to an initial annual limitation of $364,495 pursuant to IRC. Sec. 382. As of November 30, 2025, TYG had approximately $56,400,000 of capital loss carryforwards expire unused.

As of May 31, 2026, TYG generated approximately $8,500,000 of capital loss carryforwards in the current year.

In order to meet certain excise tax distribution requirements, TYG is required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, TYG is permitted for tax purposes to defer into its next fiscal year, qualified late year losses. Qualified late year ordinary losses are any net ordinary losses incurred between January 1 and the end of their fiscal year, November 30, 2025. For the taxable year ended November 30, 2025, TYG does not plan to defer any losses.

As of May 31, 2026, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

Tax cost of investments	$1,134,793,587
Gross unrealized appreciation of investments	$319,215,942
Gross unrealized depreciation of investments	(82,227,953)
Net unrealized appreciation (depreciation) of investments	$236,987,989

6. Restricted Securities

Certain of the Fund’s investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at May 31, 2026.

Investment Security	Investment Type	Units/Principal Amount	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
KH Homer City LP	Private Limited Partnership	$50,000,000	04/16/26	$50,000,000	$50,000,000	5.0%
Renewable Holdco, LLC	Private Investment	N/A	07/25/19-04/28/26	9,722,054	3,081,078	0.3
Renewable Holdco I, LLC	Private Investment	N/A	09/09/19	22,010,876	4,789,091	0.5
Renewable Holdco II, LLC	Private Investment	N/A	11/15/16-12/22/21	11,216,894	7,029,188	0.7
Saturn Solar Bermuda 1 Ltd., 10.000%, 12/31/2026	Private Note	$2,400,000	05/24/19-07/03/19	2,570,451	2,563,680	0.3
				$95,520,275	$67,463,037	6.8%

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended May 31, 2026 is as follows:

Investment Security	11/30/25 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	5/31/26 Share Balance	5/31/26 Value	Net Change in Unrealized Appreciation (Depreciation)
Renewable Holdco, LLC	N/A	$1,090,000	$—	$—	$—	N/A	$3,081,078	$(7,094,239)
Renewable Holdco I, LLC	N/A	—	—	—	—	N/A	4,789,091	(4,454,715)
Renewable Holdco II, LLC	N/A	—	—	—	1,096,517	N/A	7,029,188	729,952
Total	N/A	$1,090,000	$—	$—	$1,096,517	N/A	$14,899,357	$(10,819,002)
Tortoise Capital	21

Notes to Financial Statements (unaudited) (continued)

8. Investment Transactions

For the period ended May 31, 2026, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

Purchases	$405,387,834
Sales	$371,098,842

9. Senior Notes

TYG has issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2026, TYG was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of the Fund’s outstanding Notes, including estimated fair value, as of May 31, 2026 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.
TYG:
Series	Maturity Date	Interest Rate	Payment Frequency	Notional Amount	Estimated Fair Value
Series PP	September 25, 2027	3.33%	Semi-Annual	$8,066,665	$7,920,596
Series QQ	December 17, 2028	2.50%	Semi-Annual	10,000,000	10,171,287
Series RR	December 18, 2031	5.83%	Semi-Annual	25,000,000	26,060,295
Series TT	October 16, 2026	4.02%	Semi-Annual	1,936,386	1,938,405
Series UU	December 17, 2028	2.50%	Semi-Annual	25,000,000	23,599,696
Series VV	August 21, 2030	4.89%	Semi-Annual	20,000,000	19,860,299
Series WW	August 21, 2032	5.19%	Semi-Annual	35,000,000	34,872,751
				$125,003,051	$124,423,329

On December 18, 2025, TYG Series KK Notes, with a notional amount of $3,226,666 and a fixed interest rate of 3.53% were paid in full at maturity.

On April 9, 2026, TYG Series OO Notes, with a notional amount of $9,680,000 and a fixed interest rate of 3.27% were paid in full at maturity.

10. Mandatory Redeemable Preferred Stock

TYG has issued and outstanding MRP Stock at May 31, 2026. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Fund's Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the 1940 Act, a Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2026, TYG was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

22	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Notes to Financial Statements (unaudited) (continued)

Details of TYG’s outstanding MRP Stock, including estimated fair value, as of May 31, 2026 is included below. The estimated fair value of each series of MRP Stock is calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG has 65,000,000 shares of preferred stock authorized and 6,396,212 shares of MRP Stock outstanding at May 31, 2026. TYG’s MRP Stock has a liquidation values of $10.00 and $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series F	December 17, 2026	2.67%	2,000,000	$20,000,000	$19,525,231
Series G	December 18, 2029	5.96%	1,500,000	15,000,000	15,528,153
Series H	December 13, 2027	4.07%	96,212	2,405,300	2,367,814
Series I	December 17, 2027	2.90%	300,000	7,500,000	7,309,617
Series J	August 21, 2030	5.29%	2,500,000	25,000,000	25,178,852
			6,396,212	$69,905,300	$69,909,667

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

11. Credit Facility

The following table shows key terms, average borrowing activity and interest rates for the year during which the facility was utilized during the period from December 1, 2025 through May 31, 2026 as well as the principal balance and interest rate in effect at May 31, 2026:

Lending syndicate agent	U.S. Bank, N.A.
Type of facility	Unsecured, revolving credit facility
Borrowing capacity	$195,000,000
Maturity date	March 11, 2028
Interest rate	1-month Term SOFR plus 1.75%
Non-usage fee	0.15%-0.25%(1)

Average principal balance	$104,500,000
Average interest rate	5.20%

Principal balance outstanding	$164,700,000
Interest rate	5.37%

(1)  Non-use fees are tiered with a rate of 0.25% when the outstanding balance is below $97,500,000 and 0.15% when the outstanding balance is at least $97,500,000, but below $136,500,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $136,500,000.

On March 13, 2026, TYG entered into the Third Amended and Restated Credit Agreement, which increased the borrowing capacity under the credit facility to $170,000,000 and increased the applicable interest rate from one-month SOFR plus 1.35% to one-month SOFR plus 1.75%.

On May 28, 2026, pursuant to the provisions of the Third Amended and Restated Credit Agreement, TYG entered into a Joinder Agreement that increased the aggregate committed borrowing capacity under the credit facility to $195,00,000. The applicable interest rate and all other terms of the credit facility remained unchanged.

Under the terms of the credit facility, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2026, the Fund was in compliance with facility terms.

Tortoise Capital	23

Notes to Financial Statements (unaudited) (continued)

12. Derivative Financial Instruments

The Fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts

TYG may enter into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG is required to terminate any swap contract early due to a decline in net assets below a threshold amount or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG may be subject to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

As of May 31, 2026, TYG held no interest rate swap contracts.

Written Call Options

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at May 31, 2026:
Derivatives not accounted for as hedging instruments under ASC 815	Assets/(Liabilities)
	Location	Fair Value
TYG: Written equity call options	Call options written, at fair value	$(37,053)

The following table presents the effect of derivatives on the Statements of Operations for the period ended May 31, 2026:
Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Unrealized Appreciation (Depreciation) of Derivatives
TYG: Written equity call options	Options	$1,488,990	$302,909

For the period ended May 31, 2026, TYG’s average quarterly notional value of written equity call option Contracts was $(144,310,575), based on quarter-end values.

13. Basis For Consolidation

TYG’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiary, TEAF Solar Holdco, LLC. All inter-company transactions and balances have been eliminated.

As of May 31, 2026, TYG has committed $67,122,625 to TEAF Solar Holdco, LLC, a wholly-owned investment of TYG. TEAF Solar Holdco, LLC wholly owns each of Renewable Holdco, LLC and Renewable Holdco I, LLC, which owns and operates renewable energy assets. TEAF Solar Holdco, LLC owns a majority partnership interest in Renewable Holdco II, LLC. Renewable Holdco, LLC and Renewable Holdco II, LLC’s acquisition of the commercial and industrial solar portfolio is ongoing. Renewable Holdco I, LLC acquired the commercial and industrial solar portfolio in September 2019.

As of May 31, 2025, TYG has provided $2,570,451 to TEAF Solar Holdco I, LLC, a wholly-owned investment of TYG. TEAF Solar Holdco I, LLC has committed to $6,667,100 of debt funding to Saturn Solar Bermuda 1, Ltd. through a private note. Under the terms of the note Tortoise Solar Holdco I, LLC receives cash payments monthly at an annual rate of 10%. As of May 31, 2026, $2,400,000 of the private note had been funded.

TYG’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiaries, TEAF Solar Holdco, LLC and TEAF Solar Holdco I, LLC. All inter-company transactions and balances have been eliminated.

24	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Notes to Financial Statements (unaudited) (continued)

14. Subsequent Events

Subsequent to May 31, 2026, the Fund completed a transferable rights offering to holders of its common stock. The rights offering expired on June 17, 2026, and resulted in the issuance of approximately 4.28 million shares of common stock at a subscription price of $42.24 per share, generating gross proceeds of approximately $180.8 million. Net proceeds from the rights offering, together with any associated borrowings, are expected to be invested in accordance with the Fund’s investment objective and policies and may also be used for general corporate purposes.

On July 15, 2026, the Fund completed a private placement of $100.0 million aggregate principal amount of senior notes and $60.0 million aggregate liquidation preference of Mandatory Redeemable Preferred (“MRP”) Shares. The senior notes consist of $60.0 million of 5.22% Series XX Senior Notes due July 15, 2031 and $40.0 million of 5.41% Series YY Senior Notes due July 15, 2033. The MRP Shares consist of $30.0 million of 5.42% Series K MRP Shares due July 15, 2031 and $30.0 million of 5.58% Series L MRP Shares due July 15, 2033.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Capital	25

Additional Information (unaudited)

Director and Officer Compensation

The Fund does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2025 through May 31, 2026, the aggregate compensation paid by the Fund to the independent directors was as $183,000. The Fund did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the Securities and Exchange Commission (SEC).

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2021 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoisecapital.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-PORT

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. Each Fund’s Form Part F of Form N-PORT are available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Automatic Dividend Reinvestment

TYG has an Automatic Dividend Reinvestment and Cash Purchase Plan (each, a “Plan”). The allows participating common stockholders to reinvest distributions, including dividends, capital gains and return of capital in additional shares of the Fund’s common stock and TYG’s Plan also allows registered holders of the TYG’s common stock to make optional cash investments, in accordance with TYG’s Plan, on a monthly basis.

If a stockholder’s shares are registered directly with the Fund or with a brokerage firm that participates in the Fund’s Plan, all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Fund (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares

26	Tortoise Capital

2026 Semi-Annual Report | May 31, 2026
Additional Information (unaudited) (continued)

to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

Any single investment pursuant to the cash purchase option under TYG’s Plan must be in an amount of at least $100 and may not exceed $5,000 per month unless a request for waiver has been granted. A request for waiver should be directed to TYG at 1-866-362-9331 and TYG has the sole discretion to grant any requested waiver. Optional cash investments may be delivered to the Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. TYG reserves the right to reject any purchase order. Stockholders who hold shares in street or other nominee name who want to participate in optional cash investments should contact their broker, bank or other nominee and follow their instructions. There is no obligation to make an optional cash investment at any time, and the amount of such investments may vary from time to time. Optional cash investments must be received by the Agent no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date under TYG’s Plan. Scheduled optional cash purchases may be cancelled or refunded upon a participant’s written request received by the Agent at least two business days prior to the purchase date. Participants will not be able to instruct the Agent to purchase common shares at a specific time or at a specific price.

If on the distribution payment date or, for TYG, the purchase date for optional cash investments, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Fund will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in shares or in cash or, for TYG, as a result of optional cash investments. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A. PO Box 43006 Providence, RI 02940-3006. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Tortoise Capital	27

Office of the Company
and of the Investment Adviser

Tortoise Capital Advisors, L.L.C.

5901 College Boulevard, Suite 400

Overland Park, KS 66211

(913) 981-1020

(913) 981-1021 (fax)

www.tortoisecapital.com

Board of Directors of

Tortoise Energy Infrastructure Corp.

Tom Florence, Chairman

Tortoise Capital Advisors, L.L.C.

Carrie Schoffman

Independent

Conrad S. Ciccotello

Independent

Alexandra Herger

Independent

Andrew J. Iseman

Independent

Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan St.

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53212

Transfer, Dividend Disbursing

and Reinvestment Agent

Computershare Trust Company, N.A. /

Computershare Inc.

P.O. Box 30170

College Station, TX. 77842-3170

(800) 426-5523

www.computershare.com

Legal Counsel

Husch Blackwell LLP

4801 Main St.

Kansas City, MO 64112

Investor Relations

(866) 362-9331

info@tortoisecapital.com

Stock Symbols

Listed NYSE Symbols: TYG

This report is for stockholder information. This is not a

prospectus intended for use in the purchase or sale of fund

shares. Past performance is no guarantee of future

results and your investment may be worth more or

less at the time you sell.

5901 College Boulevard, Suite 400

Overland Park, KS 66211

www.tortoisecapital.com

(b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2.       Code of Ethics.

Not applicable for semi-annual reports.

Item 3.       Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.       Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.       Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.       Investments.

(a)      Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b)      Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)      Not applicable to closed-end investment companies.

(b)      Not applicable to closed-end investment companies.

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None during the reporting period.

Item 9.       Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.     Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable to this filing.

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 15.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented after the Registrant last provided disclosure in response to this Item.

Item 16.     Controls and Procedures.

(a) The Registrant’s principal executive officer, and its principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 18.     Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.     Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) Not applicable.

(a)(3) Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-2(a)). Filed herewith.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(a)(5) Not applicable.

(b)  Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation
By (Signature and Title)	/s/ Matthew G.P. Sallee
Matthew G.P. Sallee, Chief Executive Officer (principal executive officer)
Date August 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew G.P. Sallee
Matthew G.P. Sallee, Chief Executive Officer (principal executive officer)
Date August 7, 2026
By (Signature and Title)	/s/ Sean Wickliffe
Sean Wickliffe, Principal Financial Officer and Treasurer
Date August 7, 2026